SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is July 28, 2017.

For Certain MFS® Funds

Effective immediately, the following is added to the end of the first table entitled "GENERAL WAIVERS" within the section entitled "Financial Intermediary Category II – Waivers and Reductions Applicable to all Purchases That Do Not Qualify for Financial Intermediary Category I" in the appendix entitled "WAIVERS AND REDUCTIONS OF SALES CHARGES":
Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
LPL Mutual Funds Only Platform (Class A shares only)
Shares acquired through the Mutual Fund Only Platform or other similar platform offered by LPL Financial LLC who has entered into an agreement with MFD to offer Fund shares through such platform.	√	√

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